Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of MoA Funds Corporation (“MoA Funds”) on Form N-CSR for the annual period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph R. Gaffoglio, Chief Executive Officer and Principal Executive Officer of MoA Funds, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MoA Funds for the period ended June 30, 2024.

Dated: September 5, 2024

/s/ JOSEPH R. GAFFOGLIO
Joseph R. Gaffoglio
Chief Executive Officer and
Principal Executive Officer of
MoA Funds Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Report of MoA Funds Corporation (“MoA Funds”) on Form N-CSR for the annual period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aferdita Gutierrez, Treasurer, Chief Financial Officer and Principal Financial Officer of MoA Funds, certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MoA Funds for the period ended June 30, 2024.

Dated: September 5, 2024

/s/ AFERDITA GUTIERREZ
Aferdita Gutierrez
Treasurer, Chief Financial Officer and
Principal Financial Officer of
MoA Funds Corporation